Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of Net Swap Payment                                            0.00
      Amount of Net Swap Receipt                                    1,727,523.00

(ii)  Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                  3,850,000.00
             Class B Note Interest                                    192,286.11
             Class C Note Interest                                    287,525.00
                       Total                                        4,329,811.11

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                       4.58333
             Class B Note Interest                                       2.74694
             Class C Note Interest                                       3.19472

(iv)  Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(v)   Amount on deposit in Owner Trust Spread Account              10,000,000.00

(vi)  Required Owner Trust Spread Account Amount                   10,000,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President